Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
October 23, 2018	David D. Brown
(276) 326-9000

First Community Bankshares, Inc. Announces Third Quarter 2018 Results

and Quarterly Dividend

Bluefield, Virginia – First Community Bankshares, Inc. (NASDAQ: FCBC) (www.firstcommunitybank.com) (the “Company”) today reported its unaudited results of operations and other financial information for the quarter and nine months ended September 30, 2018. The Company reported net income of $9.10 million, or $0.55 per diluted common share, for the quarter ended September 30, 2018, which represents a 22.22% increase in per share diluted earnings compared to the same quarter of 2017. Net income was $27.03 million, or $1.61 per diluted common share, for the nine months ended September 30, 2018, which represents a 35.29% increase in per share diluted earnings compared to the same period of 2017.

The Company also announced today that the Board of Directors declared a quarterly cash dividend to common shareholders of twenty-one cents ($0.21) per common share. The quarterly dividend is payable to common shareholders of record on November 2, 2018, and is expected to be paid on or about November 16, 2018. The current year marks the 33rd consecutive year of regular cash dividends paid to shareholders.

Third Quarter 2018 Highlights

●	General
o

The Company sold its remaining insurance agency assets to Bankers Insurance, LLC of Glen Allen, Virginia (“BI”) in exchange for an equity interest in BI. The sale, which closed October 1, 2018, strategically allows the Company to continue offering insurance products to its customers through a larger, more diversified insurance agency. The Company recognized a one-time goodwill impairment of $1.49 million in connection with the decision to divest the insurance agency.

o

The Company prepaid its remaining $50 million of FHLB debt. The prepayment was funded with cash and equivalents on hand, as well as the proceeds from the sale of single issue trust preferred investment securities, and should result in annualized net pre-tax savings of approximately $800 thousand.

o	The divestiture of the remaining insurance agency assets and reduction of FHLB debt, in conjunction with the sale of the remaining trust preferred securities culminates a 5-year plan to return the Company's balance sheet and business model to a traditional, simplified, and de-risked community bank.
o

The Company finalized its 2017 tax returns and the deferred tax asset revaluation charge originally taken in the fourth quarter of 2017, which resulted in a reduction in tax expense of approximately $1.67 million.

o

The Company completed its Plan of Reincorporation and Merger approved by the shareholders in April 2018 changing its corporate domicile from Nevada to Virginia, along with a slight revision to the spelling of its name.

●	Income Statement
o	Net income increased $1.45 million, or 18.92%, to $9.10 million compared to the same quarter of 2017.
o	Diluted earnings per share increased $0.10, or 22.22%, to $0.55 and adjusted diluted earnings per share increased $0.17, or 37.78%, to $0.62 compared to the same quarter of 2017.
o	Return on average assets improved 26 basis points to 1.55% and return on average equity improved 198 basis points to 10.59% compared to the same quarter of 2017.
o	Net interest margin increased 10 basis points to 4.36% compared to the same quarter of 2017.

●	Balance Sheet
o

The Company repurchased 195,776 common shares for $6.57 million during the quarter compared to 39,516 common shares for $1.01 million during the same quarter of 2017. Year to date, the Company has repurchased 670,016 common shares for $21.29 million compared to 50,118 shares for $1.26 million during the same period of 2017.

o	The Company and its subsidiary bank both significantly exceed regulatory “well capitalized” targets as of September 30, 2018.

Non-GAAP Financial Measures

The Company prepares its financial statements in accordance with GAAP. This press release refers to certain non-GAAP financial measures that the Company believes provide investors with important information, when used in conjunction with results presented in accordance with GAAP, regarding its operational performance. The Company’s non-GAAP financial measures presented in this release include adjusted earnings, tangible book value per common share, and average tangible common equity. Management believes that adjusted earnings provide the Company and investors a valuable tool to evaluate the Company’s financial results. The reconciliations of these measures to GAAP measures are provided within this news release.

About First Community Bankshares, Inc.

First Community Bankshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly owned subsidiary First Community Bank. First Community Bank operated 44 branch banking locations in Virginia, West Virginia, North Carolina, and Tennessee as of September 30, 2018. First Community Bank offers wealth management and investment advice through its Trust Division and First Community Wealth Management, which collectively managed and administered $1.04 billion in combined assets as of September 30, 2018. The Company reported consolidated assets of $2.27 billion as of September 30, 2018. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. Additional investor information is available on the Company’s website at www.firstcommunitybank.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Financial Performance

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended					Nine Months Ended
(Amounts in thousands, except share	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
and per share data)	2018	2018	2018	2017	2017	2018	2017
Interest income
Interest and fees on loans	$22,556	$22,422	$22,755	$22,314	$22,694	$67,733	$67,435
Interest on securities	1,372	1,361	1,104	1,095	1,080	3,837	3,456
Interest on deposits in banks	358	514	471	353	275	1,343	655
Total interest income	24,286	24,297	24,330	23,762	24,049	72,913	71,546
Interest expense
Interest on deposits	1,269	1,327	1,251	1,313	1,275	3,847	3,674
Interest on borrowings	692	708	700	716	724	2,100	2,387
Total interest expense	1,961	2,035	1,951	2,029	1,999	5,947	6,061
Net interest income	22,325	22,262	22,379	21,733	22,050	66,966	65,485
Provision for loan losses	495	495	495	615	730	1,485	2,156
Net interest income after provision	21,830	21,767	21,884	21,118	21,320	65,481	63,329
Noninterest income	6,519	6,959	6,668	7,498	6,703	20,146	17,070
Noninterest expense	18,131	17,160	17,116	16,683	16,477	52,407	50,219
Income before income taxes	10,218	11,566	11,436	11,933	11,546	33,220	30,180
Income tax expense	1,118	2,500	2,568	10,720	3,894	6,186	9,908
Net income	$9,100	$9,066	$8,868	$1,213	$7,652	$27,034	$20,272

Earnings per common share
Basic	$0.55	$0.54	$0.52	$0.07	$0.45	$1.62	$1.19
Diluted	0.55	0.54	0.52	0.07	0.45	1.61	1.19
Cash dividends per common share	0.21	0.18	0.66	0.18	0.18	1.05	0.50
Weighted average shares outstanding
Basic	16,512,823	16,689,398	16,955,758	16,992,519	17,005,654	16,717,704	17,005,350
Diluted	16,612,416	16,788,615	17,047,638	17,083,949	17,082,729	16,810,425	17,076,958
Performance ratios
Return on average assets	1.55%	1.53%	1.52%	0.20%	1.29%	1.53%	1.14%
Return on average common equity	10.59%	10.68%	10.30%	1.35%	8.61%	10.52%	7.80%
Return on average tangible common equity(1)	15.06%	15.21%	14.53%	1.89%	12.13%	14.93%	11.06%

(1)	A non-GAAP financial measure defined as average stockholders’ equity less average goodwill and other intangibles

 RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EARNINGS (Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
(Amounts in thousands, except	2018	2018	2018	2017	2017	2018	2017
per share data)
Net income, GAAP	$9,100	$9,066	$8,868	$1,213	$7,652	$27,034	$20,272
Non-GAAP adjustments:
Net loss on sale of securities	618	-	-	4	-	618	657
FHLB debt prepayment fees	1,096	-	-	-	-	1,096	-
Goodwill impairment	1,492	-	-	-	-	1,492	-
Deferred tax asset revaluation	(1,669)	-	-	6,552	-	(1,669)	-
Other items	-	297	(130)	(140)	34	167	(158)
Total adjustments	1,537	297	(130)	6,416	34	1,704	499
Tax effect	411	96	(24)	(50)	12	483	350
Adjusted earnings, non-GAAP(1)	$10,226	$9,267	$8,762	$7,679	$7,674	$28,255	$20,421

Adjusted diluted earnings per common share	$0.62	$0.55	$0.51	$0.45	$0.45	$1.68	$1.19
Performance ratios
Adjusted return on average assets	1.74%	1.57%	1.50%	1.28%	1.29%	1.60%	1.15%
Adjusted return on average common equity	11.90%	10.91%	10.17%	8.56%	8.63%	11.00%	7.86%
Adjusted return on average tangible common equity(2)	16.93%	15.55%	14.36%	11.99%	12.16%	15.61%	11.14%

(1)	Excludes gains, losses, and impairment losses on securities; goodwill and intangible impairment; deferred tax revaluation impacts; and other non-recurring income and expense items from net income
(2)	A non-GAAP financial measure defined as average stockholders’ equity less average goodwill and other intangibles

Net Interest Income and Margin

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended September 30,
	2018			2017
(Amounts in thousands)	Average Balance	Interest(1)	Average Yield/ Rate(1)	Average Balance	Interest(1)	Average Yield/ Rate(1)
Assets
Earning assets
Loans(2)(3)	$1,792,284	$22,632	5.01%	$1,843,612	$22,765	4.90%
Securities available for sale	188,975	1,647	3.46%	157,038	1,373	3.47%
Securities held to maturity	25,064	105	1.66%	25,199	106	1.67%
Interest-bearing deposits	66,137	358	2.15%	73,802	275	1.48%
Total earning assets	2,072,460	24,742	4.74%	2,099,651	24,519	4.63%
Other assets	253,199			258,763
Total assets	$2,325,659			$2,358,414

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$459,759	$39	0.03%	$384,594	$48	0.05%
Savings deposits	502,255	85	0.07%	518,355	84	0.06%
Time deposits	463,885	1,145	0.98%	509,251	1,143	0.89%
Total interest-bearing deposits	1,425,899	1,269	0.35%	1,412,200	1,275	0.36%
Borrowings
Federal funds purchased	-	-	-	-	-	-
Retail repurchase agreements	3,455	1	0.11%	58,194	10	0.07%
Wholesale repurchase agreements	25,000	203	3.22%	25,000	203	3.22%
FHLB advances and other borrowings	47,826	488	4.05%	50,000	511	4.05%
Total borrowings	76,281	692	3.60%	133,194	724	2.16%
Total interest-bearing liabilities	1,502,180	1,961	0.52%	1,545,394	1,999	0.51%
Noninterest-bearing demand deposits	454,126			440,227
Other liabilities	28,430			20,101
Total liabilities	1,984,736			2,005,722
Stockholders' equity	340,923			352,692
Total liabilities and stockholders' equity	$2,325,659			$2,358,414
Net interest income, FTE		$22,781			$22,520
Net interest rate spread			4.22%			4.12%
Net interest margin			4.36%			4.26%

(1)	Fully taxable equivalent ("FTE") basis based on the federal statutory rate of 21% for periods after January 1, 2018, and 35% for periods prior to January 1, 2018
(2)	Interest on loans included non-cash purchase accounting accretion of $1.05 million and $1.38 million for the three months ended September 30, 2018 and 2017, respectively.
(3)	Nonaccrual loans are included in average balances; however, no related interest income is recorded during the period of nonaccrual.

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Nine Months Ended September 30,
	2018			2017
(Amounts in thousands)	Average Balance	Interest(1)	Average Yield/ Rate(1)	Average Balance	Interest(2)	Average Yield/ Rate(2)
Assets
Earning assets
Loans(3)	$1,797,689	$67,954	5.05%	$1,841,981	$67,645	4.91%
Securities available for sale	181,630	4,672	3.44%	162,198	4,312	3.55%
Securities held to maturity	25,098	314	1.67%	35,578	382	1.44%
Interest-bearing deposits	97,623	1,343	1.84%	66,069	655	1.33%
Total earning assets	2,102,040	74,283	4.72%	2,105,826	72,994	4.63%
Other assets	252,797			264,333
Total assets	$2,354,837			$2,370,159

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$469,081	$206	0.06%	$384,265	$162	0.06%
Savings deposits	512,897	250	0.07%	523,219	253	0.06%
Time deposits	478,265	3,391	0.95%	513,072	3,259	0.85%
Total interest-bearing deposits	1,460,243	3,847	0.35%	1,420,556	3,674	0.35%
Borrowings
Federal funds purchased	-	-	-	2	-	0.00%
Retail repurchase agreements	3,836	3	0.10%	61,951	31	0.07%
Wholesale repurchase agreements	25,000	603	3.22%	25,000	602	3.22%
FHLB advances and other borrowings	49,267	1,494	4.05%	57,357	1,754	4.09%
Total borrowings	78,103	2,100	3.59%	144,310	2,387	2.21%
Total interest-bearing liabilities	1,538,346	5,947	0.52%	1,564,866	6,061	0.52%
Noninterest-bearing demand deposits	444,672			435,825
Other liabilities	28,257			21,905
Total liabilities	2,011,275			2,022,596
Stockholders' equity	343,562			347,563
Total liabilities and stockholders' equity	$2,354,837			$2,370,159
Net interest income, FTE		$68,336			$66,933
Net interest rate spread			4.20%			4.11%
Net interest margin			4.35%			4.25%

(1)	Fully taxable equivalent ("FTE") basis based on the federal statutory rate of 21% for periods after January 1, 2018, and 35% for periods prior to January 1, 2018
(2)	Interest on loans included non-cash purchase accounting accretion of $4.26 million for the nine months ended September 30, 2018 and 2017.
(3)	Nonaccrual loans are included in average balances; however, no related interest income is recorded during the period of nonaccrual.

Noninterest Income and Expense

CONDENSED QUARTERLY NONINTEREST INCOME AND EXPENSE (Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
(Amounts in thousands)	2018	2018	2018	2017	2017	2018	2017
Noninterest income
Wealth management	$791	$823	$794	$811	$758	$2,408	$2,339
Service charges on deposits	3,803	3,612	3,468	3,725	3,605	10,883	10,078
Other service charges and fees	1,925	1,934	1,857	1,788	1,709	5,716	5,156
Insurance commissions	299	338	329	343	306	966	1,004
Net loss on sale of securities	(618)	-	-	(4)	-	(618)	(657)
Net FDIC indemnification asset amortization	(645)	(575)	(382)	(331)	(268)	(1,602)	(3,186)
Other operating income	964	827	602	1,166	593	2,393	2,336
Total noninterest income	6,519	6,959	6,668	7,498	6,703	20,146	17,070
Noninterest expense
Salaries and employee benefits	8,983	8,993	9,441	9,003	9,001	27,417	26,771
Occupancy expense	1,075	1,083	1,250	1,104	1,082	3,408	3,671
Furniture and equipment expense	985	945	1,046	1,114	1,133	2,976	3,311
Service fees	1,134	851	828	703	705	2,813	2,645
Advertising and public relations	478	461	522	506	551	1,461	1,700
Professional fees	337	430	307	589	339	1,074	1,978
Amortization of intangibles	261	263	261	266	266	785	790
FDIC premiums and assessments	234	252	211	212	227	697	698
FHLB debt prepayment fees	1,096	-	-	-	-	1,096	-
Goodwill impairment	1,492	-	-	-	-	1,492	-
Other operating expense	2,056	3,882	3,250	3,186	3,173	9,188	8,655
Total noninterest expense	18,131	17,160	17,116	16,683	16,477	52,407	50,219

Balance Sheet and Capital

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(Amounts in thousands, except per share data)	2018	2018	2018	2017	2017
Assets
Cash and cash equivalents	$73,679	$107,957	$205,140	$157,951	$105,119
Debt securities available for sale	163,593	196,425	164,192	165,580	174,424
Debt securities held to maturity	25,047	25,082	25,115	25,149	25,182
Loans held for investment, net of unearned income
Non-covered	1,770,426	1,776,112	1,767,703	1,789,236	1,806,434
Covered	20,483	22,919	25,406	27,948	31,287
Allowance for loan losses	(18,256)	(19,583)	(19,500)	(19,276)	(19,206)
Loans held for investment, net	1,772,653	1,779,448	1,773,609	1,797,908	1,818,515
FDIC indemnification asset	5,653	6,390	6,884	7,161	7,465
Premises and equipment, net	45,537	45,547	46,415	48,126	48,949
Other real estate owned, non-covered	4,754	4,805	4,620	2,409	3,543
Other real estate owned, covered	44	44	70	105	54
Interest receivable	5,374	5,580	5,155	5,778	5,156
Goodwill	94,287	95,779	95,779	95,779	95,779
Other intangible assets	5,366	5,628	5,891	6,151	6,417
Other assets	73,701	75,435	95,437	76,363	84,177
Total assets	$2,269,688	$2,348,120	$2,428,307	$2,388,460	$2,374,780

Liabilities
Deposits
Noninterest-bearing	$463,945	$462,851	$460,478	$454,143	$452,940
Interest-bearing	1,411,906	1,441,887	1,520,141	1,475,748	1,410,880
Total deposits	1,875,851	1,904,738	1,980,619	1,929,891	1,863,820
Securities sold under agreements to repurchase	30,151	27,869	29,115	30,086	83,783
FHLB borrowings	-	50,000	50,000	50,000	50,000
Interest, taxes, and other liabilities	25,284	26,392	26,536	27,769	24,540
Total liabilities	1,931,286	2,008,999	2,086,270	2,037,746	2,022,143

Stockholders' equity
Common stock	21,382	21,382	21,382	21,382	21,382
Additional paid-in capital	229,182	228,949	228,774	228,750	228,510
Retained earnings	189,902	184,279	178,227	180,543	182,145
Treasury stock, at cost	(99,247)	(92,904)	(83,865)	(79,121)	(79,333)
Accumulated other comprehensive loss	(2,817)	(2,585)	(2,481)	(840)	(67)
Total stockholders' equity	338,402	339,121	342,037	350,714	352,637
Total liabilities and stockholders' equity	$2,269,688	$2,348,120	$2,428,307	$2,388,460	$2,374,780

Shares outstanding at period-end	16,390,502	16,574,347	16,847,452	16,998,226	16,986,502
Book value per common share	$20.65	$20.46	$20.30	$20.63	$20.76
Tangible book value per common share(1)	14.57	14.34	14.27	14.64	14.74

(1)	A non-GAAP financial measure defined as stockholders’ equity less goodwill and other intangibles, divided by common shares outstanding

Asset Quality

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(Amounts in thousands)	2018	2018	2018	2017	2017
Allowance for Loan Losses
Beginning balance	$19,583	$19,500	$19,276	$19,206	$18,886
Provision for loan losses charged to operations	495	495	495	615	730
Charge-offs	(2,176)	(750)	(698)	(967)	(717)
Recoveries	354	338	427	422	307
Net charge-offs	(1,822)	(412)	(271)	(545)	(410)
Ending balance	$18,256	$19,583	$19,500	$19,276	$19,206

Nonperforming Assets
Non-covered nonperforming assets
Nonaccrual loans	$20,542	$21,467	$21,650	$18,997	$18,942
Accruing loans past due 90 days or more	46	-	27	1	-
Troubled debt restructurings ("TDRs")(1)	189	133	77	120	141
Total non-covered nonperforming loans	20,777	21,600	21,754	19,118	19,083
OREO	4,754	4,805	4,620	2,409	3,543
Total non-covered nonperforming assets	$25,531	$26,405	$26,374	$21,527	$22,626

Covered nonperforming assets
Nonaccrual loans	$330	$509	$596	$342	$420
Total covered nonperforming loans	330	509	596	342	420
OREO	44	44	70	105	54
Total covered nonperforming assets	$374	$553	$666	$447	$474

Additional Information
Performing TDRs(2)	$6,953	$6,847	$7,220	$7,614	$8,101
Total TDRs(3)	7,142	6,980	7,297	7,734	8,242

Non-covered ratios
Nonperforming loans to total loans	1.17%	1.22%	1.23%	1.07%	1.06%
Nonperforming assets to total assets	1.14%	1.14%	1.10%	0.91%	0.97%
Non-PCI allowance to nonperforming loans	87.87%	90.66%	89.64%	100.83%	100.64%
Non-PCI allowance to total loans	1.03%	1.10%	1.10%	1.08%	1.06%
Annualized net charge-offs to average loans	0.41%	0.09%	0.06%	0.12%	0.09%

Total ratios
Nonperforming loans to total loans	1.18%	1.23%	1.25%	1.07%	1.06%
Nonperforming assets to total assets	1.14%	1.15%	1.11%	0.92%	0.97%
Allowance for loan losses to nonperforming loans	86.49%	88.57%	87.25%	99.05%	98.48%
Allowance for loan losses to total loans	1.02%	1.09%	1.09%	1.06%	1.05%
Annualized net charge-offs to average loans	0.40%	0.09%	0.06%	0.12%	0.09%

(1)	Accruing TDRs restructured within the past six months or nonperforming
(2)	Accruing TDRs with six months or more of satisfactory payment performance
(3)	Accruing total TDRs